UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

International Assets Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 14, 2011

Dear FCStone Group Employee Stock Ownership Plan Participant and Participants in The International Assets Holding Corporation 401(k) Plan:

As described in the accompanying materials, the board of directors of our company has called for the annual meeting of shareholders to be held on Thursday, February 24, 2011, at 10:00 a.m. (Central Standard Time), at The Palmer House, 17 East Monroe Street, Chicago, Illinois. At the annual meeting, our shareholders will be asked to elect four Class II directors. Shareholders also will be asked to consider and vote on a proposal to ratify the selection of our independent registered public accounting firm for our current fiscal year; an amendment to International Assets’ certificate of incorporation to change the name of the Company to “INTL FCStone Inc.”; an advisory vote on executive compensation, and an advisory vote on the frequency of the advisory vote on executive compensation. Enclosed you will find the following important items pertaining to your ESOP and/or 401(k) interests:

1.	Notice of Annual Meeting and Proxy Statement;
2.	Annual Report on Form 10-K for the fiscal year ended September 30, 2010; and
3.	Voting Instructions for the Annual Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement describes the matters to be considered and voted upon by shareholders at the annual meeting. The enclosed Voting Instructions allow you to direct the ESOP and 401(k) Plan Trustee on a confidential basis as to how you wish the shares credited to your ESOP and/or 401(k) account to be voted at the annual meeting. The completed Voting Instructions should be sent to:

Associated Benefits Corporation

2929 Westown Parkway, Suite 220

West Des Moines, IA 50266

Attention: Susan Dyer Risser

Associated Benefits Corporation will forward your completed Voting Instructions to the ESOP and 401(k) Plan Trustee, Wells Fargo Bank, N.A. If the Trustee does not receive these voting instructions before 5:00 p.m. CST on February 22, 2011 (or to the extent that you fail to provide voting instructions for any of the proposals), our company, as the ESOP and 401(k) Plan administrator, intends to direct the Trustee to vote all shares credited to your ESOP and/or 401(k) account in accordance with the recommendation of our board of directors as described in the Proxy Statement. Your vote is important, so please return your Voting Instructions prior to the February 22, 2011 deadline. The specific manner in which you direct the Trustee to vote the shares allocated to your account will be maintained in confidence by Associated Benefits Corporation and by the ESOP and 401(k) Plan Trustee.

Thank you for the confidence you have expressed in our company by participating in the ESOP and 401(k) Plan. As your CEO, I look forward to working with you to move our company toward even greater success. If you have any questions, please contact me, David Bolte, or Bill Dunaway.

Very truly yours,

INTERNATIONAL ASSETS HOLDING CORPORATION

Sean M. O’Connor

Chief Executive Officer

VOTING INSTRUCTION

ANNUAL MEETING OF THE SHAREHOLDERS

OF

INTERNATIONAL ASSETS HOLDING CORPORATION

February 24, 2011

The annual meeting of the shareholders of International Assets Holding Corporation (the “Company”) will be held at The Palmer House, 17 East Monroe Street, Chicago, Illinois, on Thursday, February 24, 2011, commencing at 10:00 a.m. (Central Standard Time), and thereafter as it may from time to time be adjourned, to consider and vote upon the proposals described in the accompanying notice of annual meeting and proxy statement with respect to the annual meeting (the “Proxy Statement”). Wells Fargo Bank, N.A., as trustee (“Trustee”) of the FCStone Group Employee Stock Ownership Plan (“ESOP”) and The International Assets Holding Corporation 401(k) Plan (“401(k) Plan), has requested that the undersigned participant in the ESOP or 401(k) Plan provide voting instructions with respect to the shares allocated to his or her ESOP account or 401(k) Plan account on the matters to be considered and voted upon at the annual meeting (which instructions will be held in confidence).

The undersigned participant in the ESOP or 401(k) Plan hereby states as follows:

•	I am a participant in the ESOP or 401(k) Plan.

•	I hereby acknowledge receipt of the Proxy Statement, and hereby revoke all voting instructions heretofore given with respect to the matters being considered and voted upon at the annual meeting.

•

I hereby instruct the Trustee to cause all shares of the Company’s common stock credited to my ESOP account or 401(k) Plan account and entitled to vote at the annual meeting to be voted in accordance with the voting instructions provided below. I understand that if the Trustee does not receive these voting instructions before 5:00 p.m. CST on February 22, 2011 (or to the extent I fail to provide voting instructions for any of the proposals below), the Company, as the ESOP plan and the 401(k) Plan administrator, intends to direct the Trustee to vote all such shares in accordance with the recommendation of the Company’s board of directors as described in the Proxy Statement.

The voting instructions of the undersigned participant in the ESOP or 401(k) Plan are as follows:

1. Election of four Class II directors to hold office for a term expiring at the 2013 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.

(INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee’s name. Please mark only one box next to each such name.)

FOR the nominee	WITHHOLD AUTHORITY to vote for the nominee
☐	☐	Scott J. Branch
☐	☐	Bruce Krehbiel
☐	☐	Eric Parthemore
☐	☐	John Radziwill

2. Proposal to ratify and approve the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To amend the Company’s certificate of incorporation to change the company name to INTL FCStone Inc.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Management recommends a vote for Shareholder approval every 3 years.

5. Executive compensation frequency shareholder vote.

☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAIN

DATED: ___________________, 2011	_________________________________________
(Sign exactly as your name appears on the address label affixed to these voting instructions.)

No. of common shares of all classes and series:

______________________

The Trustee will vote in accordance with these voting instructions. However, if the Trustee does not receive these voting instructions before 5:00 p.m. CST on February 22, 2011 (or to the extent voting instructions are not provided for any of the proposals referred to above), the Company, as the ESOP plan and the 401(k) Plan administrator, intends to direct the Trustee to vote in accordance with the recommendation of the Company’s board of directors as described in the Proxy Statement. The Company’s board of directors has recommended the election of the four persons listed above as directors, a FOR vote on Proposals 2, 3 and 4, and FOR a frequency of every THREE YEARS on Proposal 5. Unless otherwise indicated, the Proxies are also authorized, in their discretion, to vote upon such other business as may properly be presented at the annual meeting.

NOTE: PLEASE DATE, SIGN, AND RETURN THESE VOTING INSTRUCTIONS TO ASSOCIATED BENEFITS CORPORATION, 2929 WESTOWN PARKWAY, SUITE 220, WEST DES MOINES, IA 50266, ATTENTION: SUSAN DYER RISSER, ON OR BEFORE 5:00 P.M. CST ON FEBRUARY 22, 2011 BY THE ENCLOSED POSTAGE PREPAID RETURN ENVELOPE. THE SPECIFIC MANNER IN WHICH YOU DIRECT THE TRUSTEE TO VOTE THE SHARES ALLOCATED TO YOUR ESOP ACCOUNT AND/OR 401(K) PLAN ACCOUNT WILL BE MAINTAINED IN CONFIDENCE BY ASSOCIATED BENEFITS CORPORATION AND BY THE ESOP AND 401(K) PLAN TRUSTEE.